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                                                                    EXHIBIT 23.1

                          CONSENT OF ERNST & YOUNG LLP

     We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated March 24, 1997,
in the Registration Statement (Form S-1 No. 333-        ) and related Prospectus
of Amazon.com, Inc. for the registration of 2,875,000 shares of its common stock.

                                                               ERNST & YOUNG LLP
Seattle, Washington
March 24, 1997